                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 1, 2004


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371              13-3787073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

ITEM 2.  ACQUSITION OR DISPOSITION OF ASSETS

On August 1, 2004, the Company sold its MailWatch service line and certain assets related thereto (the "MailWatch business") to Infocrossing, Inc. Under the terms of the sale, Infocrossing paid to the Company a purchase price consisting of $3.5 million in cash and 123,193 shares of Infocrossing common stock. The shares of common stock have not been registered for resale under federal or state securities laws and may be resold only in compliance with applicable registration requirements or any available exemption. The consideration paid to EasyLink was determined as a result of negotiations between Infocrossing and EasyLink. In connection with the sale, the Company and Infocrossing entered into a Transition Services Agreement under which the Company will provide Infocrossing certain transition services for a period after the closing.

The net book value of assets for the MailWatch service line that were included in the sale amounted to $1.1 million and $0.8 million as of December 31, 2003 and June 30, 2004, respectively.

See the Company's historical consolidated financial statements included in EasyLink's Annual Report on Form 10-K for the year ended December 31, 2003 and our quarterly report on Form 10-Q for the period ended June 30, 2004 for additional information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

Not applicable.

(b)      Unaudited Pro Forma Financial Information

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 gives effect to the sale of the MailWatch service line as if it had occurred on January 1, 2003. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 gives effect to the sale of the business as if it had occurred on June 30, 2004.

The Company believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma condensed consolidated financial statements except that only directly attributable costs are included in the proforma adjustments as costs of the MailWatch service line. No allocation of other costs, particularly sales and marketing and general and administrative expenses, has been made in the proforma adjustments. Furthermore, the proforma adjustments do no include any costs reductions that the Company could have achieved without the MailWatch service line. The pro forma adjustments also do not include any returns that we might have earned on the sale proceeds.

The unaudited pro forma condensed consolidated statement of operations and unaudited pro forma condensed consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of the Company, which includes the results of the MailWatch service line. The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of the Company's consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project the Company's consolidated financial position or results of operations for any future date or period.

The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                          EasyLink Services Corporation
       PROFORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)


                                                    Year ended December 31, 2003                Six months ended June 30, 2004
                                             --------------------------------------         --------------------------------------
                                                              Proforma                                       Proforma
                                              As reported    Adjustments   Proforma          As reported    Adjustments   Proforma
                                              -----------    -----------   --------          -----------    -----------   --------

Revenues ..........................            $ 101,347       $   4,669   $  96,678         $  48,390       $   2,042    $  46,348
Cost of revenues ..................               49,553           2,061      47,492            20,090             888       19,202
                                               ---------       ---------   ---------         ---------       ---------    ---------

Gross profit ......................               51,794           2,608      49,186            28,300           1,154       27,146
                                               ---------       ---------   ---------         ---------       ---------    ---------

Sales and marketing ...............               18,379             ---      18,379             9,280             ---        9,280
General and administrative ........               24,405             184      24,221            12,064              94       11,970
Product development ...............                6,383             395       5,988             3,358             221        3,137
Amortization of goodwill
  and other intangible assets .....                2,066             ---       2,066             1,033             ---        1,033
Restructuring charges .............                1,478             ---       1,478               ---             ---          ---
                                               ---------       ---------   ---------         ---------       ---------    ---------

Total operating expenses ..........               52,711             579      52,132            25,735             315       25,420
                                               ---------       ---------   ---------         ---------       ---------    ---------

Income (loss) from operations .....                 (917)          2,029      (2,946)            2,565             839        1,726

Other income (expense), net:
Gain on debt restructurings and
     settlements ..................               54,078             ---      54,078               ---             ---          ---
Other income (expense), net .......               (1,275)            ---      (1,275)             (217)           (217)         ---
                                               ---------       ---------   ---------         ---------       ---------    ---------
Total other income (expense), net .               52,803             ---      52,803              (217)            ---         (217)
                                               ---------       ---------   ---------         ---------       ---------    ---------

Income from continuing operations
  before income taxes .............               51,886           2,029      49,857             2,348             839        1,509

Provision for Federal
  and state income taxes ..........                  ---             ---         ---               200              64          136
                                               ---------       ---------   ---------         ---------       ---------    ---------

Net income from continuing
  operations ......................            $  51,886       $   2,029   $  49,857         $   2,148       $     775    $   1,373
                                               =========       =========   =========         =========       =========    =========

Basic net income from continuing
  operations per share ............            $    1.47       $    0.06   $    1.41         $    0.05       $    0.02    $    0.03
                                               =========       =========   =========         =========       =========    =========

Diluted net income from continuing
  operations per share ............            $    1.46       $    0.06   $    1.40         $    0.05       $    0.02    $    0.03
                                               =========       =========   =========         =========       =========    =========

Weighted-average basic
  shares outstanding ..............               35,402          35,402      35,402            43,963          43,963       43,963
Weighted-average diluted
  shares outstanding ..............               35,653          35,653      35,653            44,604          44,604       44,604

See accompanying notes to unaudited condensed consolidated financial statements

                          EASYLINK SERVICES CORPORATION
                 UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


                                                                                      June 30, 2004
                                                                         --------------------------------------
                                                                                        Proforma
                                                                        As reported    Adjustments   Proforma
                                                                        -----------    -----------   --------
ASSETS
Current assets:
Cash and cash equivalents.........................................         $5,761       $3,500         $9,261
Accounts receivable, net..........................................         10,949                      10,949
Assets held for sale..............................................            807         (807)            --
Prepaid expenses
   and other current assets.......................................          2,243                       2,243
                                                                           ------      -------         ------

Total current assets..............................................         19,760        2,693         22,453
                                                                           ------      -------         ------

Property and equipment, net.......................................          8,482                       8,482
Goodwill and
 other intangible assets, net.....................................         16,541                      16,541
Other assets......................................................          1,255        1,500          2,755
                                                                          -------       ------        -------

Total assets......................................................        $46,038       $4,193        $50,231
                                                                          =======       ======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable..................................................         $7,898                      $7,898
Accrued expenses..................................................         12,690                      12,690
Current portion of notes payable..................................          4,406                       4,406
Other current liabilities.........................................          4,448        1,577          6,025
                                                                            -----        -----         ------
Total current liabilities.........................................         29,442        1,577         31,019
                                                                           ------        -----         ------

Notes payable, less current portion...............................          7,780                       7,780
Other long term liabilities.......................................          1,736                       1,736
                                                                           ------       ------         ------

Total liabilities.................................................         38,958        1,577         40,535
                                                                           ------       ------         ------

Stockholders' equity:
Common stock......................................................            441                         441
Additional paid-in capital........................................        553,235                     553,235
Accumulated other comprehensive loss..............................           (409)                       (409)
Accumulated deficit...............................................       (546,187)       2,616       (543,571)
                                                                         --------        -----       --------

Total stockholders' equity........................................          7,080        2,616          9,696
                                                                          -------       ------        -------

Total liabilities and stockholders' equity........................        $46,038       $4,193        $50,231
                                                                          =======       ======        =======

See accompanying notes to unaudited condensed consolidated financial statements

                         EasyLink Services Corporation
    Notes to Unaudited Proforma Condensed Consolidated Financial Statements

1. The proforma adjustments in the proforma condensed consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 include the elimination of revenues for the MailWatch service line and the elimination of only directly attributable costs of the MailWatch service line.

   The gain on the sale of the MailWatch Service line and the related tax effect of the transaction are not reflected in the proforma condensed consolidated statements of operations for any period.

   No adjustments are included in the proforma condensed consolidated statements of operations for any period that would represent income from cost reimbursements under the Transitions Services Agreement related to the sale as these amounts are not expected to have a continuing impact on the Company.

2. The proforma adjustments to the unaudited proforma condensed consolidated balance sheet as of June 30, 2004 include the proceeds from the sale of $3.5 million in cash and restricted stock valued at approximately $1.5 million and the related tax effect of the sale of approximately $1.6 million.

(c)    Exhibits

99.1*    Asset Purchase Agreement, dated July 31, 2004, by and between EasyLink
Services Corporation, a Delaware corporation, EasyLink Services USA, Inc., a Delaware corporation, Infocrossing Services, Inc., a Delaware corporation, and Infocrossing, Inc., a Delaware corporation.

99.2*    Transition Services Agreement, dated July 31, 2004, by and between
EasyLink Services Corporation and Infocrossing Services, Inc.

* Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 16, 2004

                                            EASYLINK SERVICES CORPORATION


                                            By: s/Michael Doyle
                                                --------------------------------
                                            Michael Doyle, Vice President and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.   Description

99.1* Asset Purchase Agreement, dated July 31, 2004, by and between EasyLink Services Corporation, a Delaware corporation, EasyLink Services USA, Inc., a Delaware corporation, Infocrossing Services, Inc., a Delaware corporation, and Infocrossing, Inc., a Delaware corporation.

99.2* Transition Services Agreement, dated July 31, 2004, by and between EasyLink Services Corporation and Infocrossing Services, Inc.

* Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.